                                                                   EXHIBIT 10.69

                AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT

                  AMENDMENT NO. 3 TO SECURITIES PURCHASE AGREEMENT (this "Amendment"), dated as of March 31, 1996, by and among DECORA, INCORPORATED, a Delaware corporation authorized to do business in the State of New York as Decora Manufacturing (the "Company"), DECORA INDUSTRIES, INC., a Delaware corporation, successor by merger to Utilitech, Incorporated, a California corporation (the "Guarantor"), and each of the HOLDERS referred to below.

PRELIMINARY STATEMENTS.

                  A. Pursuant to the Securities Purchase Agreement dated as of April 15, 1990, as amended by the Amendment to Securities Purchase Agreement and Warrants dated as of July 19, 1994 and the Amendment to Securities Purchase Agreement dated as of April 1, 1995 (the "Securities Purchase Agreement"), among the Company, the Guarantor, and CIGNA Mezzanine Partners II, L.P., CIGNA Property and Casualty Insurance Company, and Insurance Company of North America (collectively, the "Purchasers"), the Company issued and the Purchasers purchased $7,000,000 in aggregate principal amount of the Company's 14% Senior Subordinated Notes due 1998 (the "Notes"), guaranteed by the Guarantor, and Warrants to purchase shares of common stock of the Company (the "Warrants").

                  B. The entities listed in Schedule 1 to this Amendment (the "Holders") hold the Notes and Warrants as of the date hereof.

                  C. The parties to the Securities Purchase Agreement concurrently will enter into an Exchange Agreement dated as of the date hereof (the "Exchange Agreement") pursuant to which the Warrants shall be exchanged initially for (i) non-interest bearing Senior Subordinated Notes (the "Exchange Notes") issued by the Company in the aggregate principal amount of $1,000,000 and (ii) one million (1,000,000) shares of common stock issued by the Guarantor, and, accordingly, upon the Effective Date (as defined herein), the Warrants shall cease to exist.

                  D. The Company has requested that the Holders amend certain of the Company's obligations under the Securities Purchase Agreement.

                  E. The Company and the Holders desire to enter into this Amendment to effectuate the above-mentioned amendments.

                  F. Section 16.4 of the Securities Purchase Agreement provides that the Securities Purchase Agreement may be amended after the Closing Date with the written consent of the Company and, in certain circumstances, the holders of all the Notes then outstanding.

                  NOW, THEREFORE, in order to induce the Holders to grant the amendments specified below, and in consideration of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Company and each of the Holders agree as follows:

SECTION 1.        RELATION TO THE SECURITIES PURCHASE AGREEMENT; DEFINITIONS.

         SECTION 1.1 RELATION TO SECURITIES PURCHASE AGREEMENT. This Amendment constitutes an integral part of the Securities Purchase Agreement.

         SECTION 1.2 CAPITALIZED TERMS. For all purposes of this Amendment, capitalized terms used herein without definition shall have the meanings specified in the Securities Purchase Agreement, as said agreement shall be in effect on the Effective Date after giving effect to this Amendment.

SECTION 2.  AMENDMENTS TO THE SECURITIES PURCHASE AGREEMENT.

         SECTION 2.1 AMENDMENT TO SECTION 7.1 OF THE SECURITIES PURCHASE AGREEMENT. Section 7.1 of the Securities Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  SECTION 7.1 REQUIRED PREPAYMENTS. The Company, without notice, will prepay, without premium, commencing April 15, 1997, Notes in the aggregate principal amounts as follows, in each case with interest accrued on the amount to be prepaid to the date of prepayment:

                                                                 Principal Amount
Prepayment Date                                                   to be Prepaid
- ---------------                                                  ----------------
April 15, 1997                                                     $3,500,000
April 15, 1998                                                     $3,500,000


                  Notwithstanding anything contained in this Section 7.1, on the maturity date of the Notes, the aggregate outstanding principal amount of the Notes, together with interest accrued thereon, shall be due and payable.

         SECTION 2.2 AMENDMENT TO SECTION 12.1 OF THE SECURITIES PURCHASE AGREEMENT. Section 12.1(a), (c) aND (e) of the Securities Purchase Agreement are hereby amended by deleting such clauses in their entirety and replacing them, in the order in which they appear, with the following:

                  (a) if any payment or prepayment of principal of or premium on any Note, Exchange Note or Additional Note shall not be made when the same becomes due and payable, whether at maturity, upon acceleration or otherwise; or

                  (b) any representation or warranty of Utilitech or the Company contained in this Agreement, the Exchange Agreement or any agreement, instrument, certificate, statement or other writing furnished in connection herewith or therewith or pursuant hereto or thereto shall prove to have been false or inaccurate in any material respect on the date as of which such representation or warranty was made; or

                  (e) Utilitech or the Company shall default in the due and punctual performance of or compliance with any other covenant, condition or agreement to be performed or observed by it under any provision hereof or under any provision of the Exchange Agreement and any such failure shall continue unremedied for 30 days after the date of occurrence of such default; or

         SECTION 2.3 AMENDMENT TO SECTION 12.2 OF THE SECURITIES PURCHASE AGREEMENT. Section 12.2 of the Securities Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  Section 12.2 Default Remedies. If an Event of Default shall occur and be continuing, the holder of any Note or Other Note then outstanding may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in this Agreement or in such Note or Other Note or in aid of the exercise of any power granted in this Agreement or in such Note or Other Note, or may proceed to enforce payment of such Note or Other Note or to enforce any other legal or equitable right of the holder of such Note or Other Note. No remedy herein conferred upon any holder of a Note or Other
         Note is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of any holder of any Note or Other Note, or any delay or failure on the part of any holder of any Note or Other Note to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of such holder or of any other holder. No failure to insist upon strict compliance with any covenant, term, condition or other provision of this Agreement or the Notes or the Other Notes shall constitute a waiver by any holder of any of the Notes or the Other Notes of any such covenant, term, condition or other provision or of any Default or Event of Default in connection therewith. To the extent effective under applicable law, the Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Notes or the Other Notes or on any claim for interest on the Notes or the Other Notes. If an Event of Default shall occur, the Company will pay to the holders of the Notes or the Other Notes, to the extent not prohibited by applicable law, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable attorneys' fees and expenses. All sums payable by the Company



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

         under the Notes or the Other Notes shall be paid without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

         SECTION 2.4 AMENDMENT TO SECTION 12.3 OF THE SECURITIES PURCHASE AGREEMENT. Section 12.3 of the Securities Purchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                  SECTION 12.3 NOTICE OF DEFAULT. If the holder of any Note or Other Note or of any other evidence of Indebtedness exceeding $50,000 in aggregate original principal amount of the Company shall give any notice or take any other action with respect to a claimed Default, the Company shall forthwith give written notice thereof to all holders of Notes or Other Notes then outstanding describing the notice or action and the nature of the claimed Default.

         SECTION 2.5 AMENDMENT TO SECTION 15.1 OF THE SECURITIES PURCHASE AGREEMENT. (a) Section 15.1 of the Securities Purchase Agreement is hereby amended by deleting the definition of "Rubbermaid Agreement" in its entirety and replacing it with the following:

                           The term "Rubbermaid Agreement" shall mean the Manufacturing Agreement dated February 18, 1994 by and among the Company, the Guarantor and Rubbermaid Incorporated, an Ohio corporation, as such agreement may be further amended or superseded from time to time.

         (b) Section 15.1 of the Securities Purchase Agreement is hereby amended by adding, in alphabetical order, the following definitions:

                  The term "Additional Notes" shall have the meaning set forth in the Exchange Agreement.

                  The term "Exchange Agreement" shall mean the Exchange Agreement dated as of March 31, 1996 by and among the Company, Decora Industries, Inc. and the Holders as set forth on Schedule 1 thereto.

                  The term "Exchange Notes" shall mean the non-interest bearing Senior Subordinated Notes due April 15, 1998 issued pursuant to
         Section 1.1 of the Exchange Agreement.

                  The term "Other Notes" shall mean, collectively, the Exchange Notes and the Additional Notes.


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


SECTION 3. CONDITIONS TO EFFECTIVENESS OF CERTAIN PROVISIONS.

                  SECTION 3.1 EFFECTIVE DATE. The provisions of Section 2 of this Amendment shall become effective as of the date on which each of the following conditions shall have been satisfied or waived by the Holders of all of the outstanding Notes (the "Effective Date"):

                  (a) Execution of Counterparts. Counterparts of this Amendment shall have been executed and delivered by each of the Company, the Guarantor and the Holders.

                  (b) Representations True; No Event of Default. Each of the Company and the Guarantor shall have delivered to the Holders an Officer's Certificate, dated the Effective Date, certifying that the representations and warranties of each of the Company and the Guarantor, as the case may be, contained herein shall be true on and as of the Effective Date and that there exists no Event of Default or Default, assuming for this purpose that this Amendment had been effective from and after the date hereof.

                  (c) Opinions of Special Counsel for the Holders. Each of the Holders shall have received from Orrick, Herrington & Sutcliffe, special counsel for each of the Holders ("Special Counsel"), an opinion, dated the Effective Date, in form and substance satisfactory to each of the Holders, to the effect set forth in Schedule 2-A hereto.

                  (d) Opinions of Special Counsel for the Company and the Guarantor. (i) Each of the Holders and its Special Counsel shall have received from Miller & Holguin, special counsel for the Company and the Guarantor, an opinion, dated the Effective Date, in form and substance satisfactory to each of the Holders and its Special Counsel, to the effect specified in Schedule 2-B hereto, and covering such other matters incident to the transactions contemplated hereby as each of the Holders and its Special Counsel may reasonably request.

                  (e) Exchange Agreement. The Exchange Agreement, substantially in the form annexed hereto as Exhibit A, and all other agreements, instruments and arrangements among the Holders, the Guarantor and the Company shall have been reduced to writing and furnished to the Holders, and such agreements, instruments and arrangements shall be in form and substance satisfactory to the Holders. The Holders shall have received an Officer's Certificate of each of the Company and the Guarantor attaching copies of the fully executed Exchange Agreement and each of such other agreements and certifying that each such document is a true, correct and complete copy thereof, that such documents are the only agreements between such parties relating to the transactions contemplated by the Exchange Agreement, that each such document is in full force and effect without any term or condition thereof having been amended, modified or waived or any exercise of rights with respect thereto forborne without the Holders' prior written consent, that there is no default thereunder and that each of the conditions set forth in the Exchange Agreement to be satisfied prior to or on the Effective Date shall have been satisfied (without any thereof having been waived).

                  (f) Consummation of Exchange. Concurrently with the consummation of the transactions hereunder and in any event on the Effective Date, the Exchange shall have been consummated in accordance with the terms of the Exchange Agreement and with all applicable statutes, laws, rules and regulations.

                  (g) No Material Adverse Change. There shall have been no material adverse change in the business, earnings, prospects, properties or condition (financial or otherwise) of either the Company or the Guarantor since March 31, 1996.

                  (h) Fees and Disbursements of Special Counsel for the Holders. The Holders' Special Counsel shall have received payment of the invoice rendered for its fees and disbursements posted through the date of such invoice (with the understanding that a supplemental statement for fees and disbursements subsequently posted is to be rendered at a later date) in connection with the consummation of the transactions contemplated hereunder.

                  (i) Consents. Each of the Company and the Guarantor shall have delivered to the Holders an Officer's Certificate, dated the Effective Date, certifying that any necessary consents, waivers, approvals, authorizations, registrations, filings and notifications in connection with the authorization, execution and delivery of this Amendment have been obtained or made and are in full force and effect.

                  (j) Bank Consent. The Holders shall have received the written consent of the banks party to the Bank Agreement to the execution, delivery and performance of this Amendment.

                  (k) Proceedings, Instruments, etc. All proceedings and actions taken on or prior to the Effective Date in connection with the transactions contemplated by this Amendment and all instruments incident thereto shall be in form and substance satisfactory to each of the Holders and its Special Counsel, and each of the Holders and its Special Counsel shall have received copies of all documents that they may request in connection with such proceedings, actions and transactions (including, without limitation, copies of court documents, certifications, and evidence of the correctness of the representations and warranties contained herein and certifications and evidence of the compliance with the terms and the fulfillment of the conditions of this Amendment), in form and substance satisfactory to each of the Holders and its Special Counsel.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  SECTION 4.1  ORGANIZATION AND AUTHORITY.  The Company:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) has all requisite power and authority (corporate and other) to own and operate its properties, to conduct its business as currently conducted and as currently proposed to be conducted, to enter into this Amendment and to perform its obligations under this Amendment; and

                  (c) has duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify could materially adversely affect its business, earnings, prospects, properties or condition (financial or other).

                  SECTION 4.2 CORPORATE PROCEEDINGS; VALIDITY OF AMENDMENT. The Company has taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Amendment. This Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  SECTION 4.3 NO DEFAULT OR EVENT OF DEFAULT. Giving effect to the amendments set forth in Section 2 of this Amendment, no event has occurred and no condition exists which constitutes a Default or an Event of Default.

                  SECTION 4.4 ALL OTHER REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 of the Exchange Agreement are true and correct on and as of the date hereof.

SECTION 5. GUARANTOR.

         SECTION 5.1 CONSENT OF THE GUARANTOR. The Guarantor, as a guarantor under Section 1.2 and Section 13 of the Securities Purchase Agreement, hereby consents to the terms of this Amendment and hereby confirms and agrees that its guaranty and all of its other obligations under Section 1.2 and Section 13 of the Securities Purchase Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. The Company and the Guarantor understand and agree that all references to "Utilitech" under the Securities Purchase Agreement and under any other agreement contemplated thereby shall mean and include Decora Industries, Inc.

         SECTION 5.2 REPRESENTATION AND WARRANTIES OF THE GUARANTOR. (a) The
Guarantor:

                  (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (ii) has all requisite power and authority (corporate and other) to own and operate its properties, to conduct its business as currently conducted and as currently proposed to be conducted, to enter into this Amendment and to perform its obligations under this Amendment; and

                  (iii) has duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify could materially adversely affect its business, earnings, prospects, properties or condition (financial or other).

                  (b) The Guarantor has taken all corporate action necessary to be taken by it to authorize the execution and delivery of this Amendment. This Amendment has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

                  (c) Giving effect to the amendments set forth in Section 2 of this Amendment, no event has occurred and no condition exists which constitutes a Default or an Event of Default.

                  (d) The representations and warranties of the Guarantor contained in Section 2 of the Exchange Agreement are true and correct on and as of the date hereof.

SECTION 6. MISCELLANEOUS.

                  SECTION 6.1 CROSS-REFERENCES. References in this Amendment to any Section (or "Section") are, unless otherwise specified, to such Section (or "Section") of this Amendment.

                  SECTION 6.2 INSTRUMENT PURSUANT TO EXISTING SECURITIES PURCHASE AGREEMENT; LIMITED AMENDMENT. This Amendment is executed pursuant to
Section 16.4 of the SecurITIES Purchase Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with all of the terms and provisions of the Securities Purchase Agreement, including Section 16.4 thereof. Except as expressly amended, any conditions of the Securities Purchase Agreement shall remain unamended and unwaived. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of any other document or of any transaction or further action on the part of the Company or the Guarantor which would require the consent of any Holder under the Securities Purchase Agreement.

                  SECTION 6.3 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SECTION 6.4 COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed to be an original but all of which shall constitute together but one and the same instrument.

                  SECTION 6.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the undersigned have each caused this Amendment to be duly executed and delivered by its respective, duly authorized officer as of the date first above written.

                                       COMPANY:

                                       DECORA, INCORPORATED

                                       By:_______________________________
                                            Name:
                                            Title:

                                       GUARANTOR:

                                       DECORA INDUSTRIES, INC.

                                       By:_______________________________
                                            Name:
                                            Title:

                                       HOLDERS:

                                       CIGNA MEZZANINE PARTNERS II, L.P.

                                       By CIGNA Investments, Inc., Agent

                                            By:_______________________________
                                               Name:
                                               Title:

                                       CIGNA PROPERTY AND CASUALTY
                                         INSURANCE COMPANY

                                       By Cigna Investments, Inc.

                                            By:_______________________________
                                               Name:
                                               Title

                                       INSURANCE COMPANY OF NORTH

                                         AMERICA

                                       By CIGNA Investments, Inc.

                                            By:_______________________________
                                               Name:
                                               Title

                                                                      SCHEDULE 1

                                     HOLDERS

CIGNA Mezzanine Partners II, L. P.

CIGNA Property and Casualty Insurance Company

Insurance Company of North America

                                                                    SCHEDULE 2-A

               [FORM OF OPINION OF SPECIAL COUNSEL TO THE HOLDERS]

         The opinion of Orrick, Herrington & Sutcliffe, special counsel to the Holders, shall be to the effect that:

         1. Decora is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Amendment and the Exchange Agreement.

         2. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Amendment and the Exchange Agreement and to issue the Notes.

         3. Each of the Amendment and the Exchange Agreement and the execution, delivery and performance thereof have been duly authorized by all necessary corporate action on the part of each of Decora and the Company. Each of the Amendment and the Exchange Agreement has been duly executed and delivered by each of Decora and the Company and constitutes the legal, valid and binding obligation of each of Decora and the Company, enforceable against each in accordance with its terms.

         4. All shares of the Common Stock have been duly authorized by all necessary corporate action on the part of Decora and such shares have been validly issued and are fully paid and nonassessable. The share certificates representing the Common Stock have been duly executed, issued and delivered by Decora.

         5. The Exchange Notes and the offer, issuance, exchange delivery and performance thereof have been duly authorized by all necessary corporate action on the part of the Company. The Exchange Notes have been duly executed, issued and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         6. Neither the execution, delivery or performance of the Amendment or the Exchange Agreement by Decora, nor consummation of the transactions contemplated therein, nor the fulfillment by Decora of the terms, conditions or provisions thereof, nor the execution, issuance or delivery of the Common Stock by Decora, will be in conflict with the provisions of the certificate of incorporation or the by-laws of Decora, as presently in effect.

         7. Neither the execution, delivery or performance of the Amendment or the Exchange Agreement by the Company, nor the consummation of the transactions contemplated therein, nor the fulfillment by the Company of the terms, conditions or provisions thereof, nor the execution, delivery or performance of the Other Notes by the Company, will be in conflict with the provisions of the certificate of incorporation or the by-laws of the Company, as presently in effect.

         8. On the basis of the representations contained in Section 3.1 of the Exchange Agreement, it is not necessary, in connection with the offering, issuance and delivery of the Other Notes or the Common Stock to you under the circumstances contemplated by the Exchange Agreement, to register the Other Notes or the Common Stock under the Securities Act, or to qualify an indenture with respect to the Other Notes under the Trust Indenture Act of 1939, as amended.

                  The opinion of Miller & Holguin, special counsel for Decora and the Company, dated the Effective Date and delivered to you pursuant to
Section 3.1(d) of the Amendment is satisfactory in form and scope to us and we believe that you are justified in relying thereon.

                  Such special counsel shall, in addition, opine as to such other matters as the Holders may reasonably request.



                                     2-A-2

                                                                    SCHEDULE 2-B

                       [FORM OF OPINION OF SPECIAL COUNSEL
                        TO THE COMPANY AND THE GUARANTOR]

         The opinion of Miller & Houlguin, special counsel to the Company and the Guarantor, shall be to the effect that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Amendment and the Exchange Agreement and the Notes. The Company is duly qualified to do business as a foreign corporation and is in good standing in the State of New York as Decora Manufacturing, which is the only jurisdiction in which the nature of its business as conducted and as proposed to be conducted requires such qualification.

         2. Decora is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under the Amendment and the Exchange Agreement. Decora is duly qualified to do business as a foreign corporation in each jurisdiction in which the nature of its business as conducted and as proposed to be conducted requires such qualification.

         3. Each of the Amendment and the Exchange Agreement and the execution, delivery and performance thereof have been duly authorized by all necessary corporate action on the part of the Company and Decora. Each of the Amendment and the Exchange Agreement has been duly executed and delivered by each of the Company and Decora and constitutes the legal, valid and binding obligation of the Company and Decora, enforceable against the Company and Decora in accordance with its terms.

         4. The Exchange Notes and the offer, issuance, sale, delivery and performance thereof have been duly authorized by all necessary corporate action on the part of the Company. The Exchange Notes have been duly executed, issued and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         5. All shares of the Common Stock have been duly authorized by all necessary corporate action on the part of Decora and such shares have been validly issued and are fully paid and nonassessable. The share certificates representing the Common Stock have been duly executed, issued and delivered by Decora.

         6. On the basis of the representations contained in Section 3.1 of the Exchange Agreement, it is not necessary, in connection with the offering, issuance and delivery of the Other Notes or Common Stock to you under the circumstances contemplated by the Exchange Agreement, to register the Other Notes or the Common Stock under the Securities Act of

                                     2-B-1

1933, as amended, or to qualify an indenture with respect to the Other Notes under the Trust Indenture Act of 1939, as amended.

         7. None of the transactions contemplated by the Exchange Agreement or the Amendment will violate or result in a violation of Section 7 of the Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part
220), as amended, Regulation X (12 C.F.R. Part 220), as amended, and Regulation U (12 C.F.R., Part 221), as amended, of the Board of Governors of the Federal Reserve System.

         8. Neither the execution, delivery or performance of the Exchange Agreement or the Amendment by either the Company or Decora or the offer, issuance, exchange, delivery or performance of the Other Notes by the Company, nor the offer, issuance, exchange or delivery of the Common Stock by Decora, does or will (A) conflict with or violate the charter or by-laws of the Company or Decora, or (B) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any of the properties or assets of the Company or Decora pursuant to the terms of, any evidence of Indebtedness, or any instrument or agreement under or pursuant to which any evidence of Indebtedness has been issued, or any other instrument or agreement referred to in Section 2.7 of the Exchange Agreement to which the Company or Decora is a party or by which it is bound.

         9. Each of the Company and Decora is in compliance with all laws and ordinances and all governmental rules and regulations to which it is subject, the violation of which, either individually or in the aggregate, could materially adversely affect the business, earnings, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries. Neither the execution, delivery or performance of the Exchange Agreement or the Amendment by the Company or Decora, the offer, issuance, exchange, delivery or performance of the Other Notes by the Company, or the offer, issuance, exchange and delivery of the Common Stock by Decora, nor the consummation of the Exchange, does or will cause the Company or Decora to be in violation of any law or ordinance, writ, injunction or decree or other action of any court or governmental authority or arbitrator or any order, rule or regulation, of any federal, state, county, municipal or other governmental or public authority or agency.

         10. Except as set forth in Schedule III to the Exchange Agreement, no prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to (a) any federal, state or local governmental or public authority or agency, or (b) any stockholder, creditor, lessor or other non-governmental person, is required for the valid execution, delivery and performance of the Exchange Agreement or the Amendment by the Company and Decora or the valid offer, issuance, exchange and delivery of the Other Notes and the Common Stock by the Company or Decora, as the case may be, or the performance of the Other Notes by the Company or the consummation of the Exchange. Each of the Company and Decora has obtained all consents, approvals or authorizations of, made all declarations or filings with or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct

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

by the Company and Decora of their respective businesses as now conducted or as proposed to be conducted and which the failure to so obtain, make or give would have a material adverse effect on the Company or Decora or any of its Subsidiaries.

         11. There are no applicable taxes, fees or other governmental charges payable by the Company or Decora in connection with the execution or delivery of the Amendment or the Exchange Agreement, or by the Company or Decora in connection with the offer, issuance, exchange and delivery of the Other Notes and the Common Stock.

         12. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Company or Decora) in any court or by or before any other governmental or public authority or agency, or any arbitrator or arbitration panel pending or, to the best of our knowledge, threatened against or affecting the Company or Decora, or any of their respective properties that, either individually or in the aggregate, (a) could materially adversely affect the business, earnings, prospects, properties or condition (financial or otherwise) of the Company or Decora or any of its Subsidiaries or (b) could question the validity or enforceability of the Exchange Agreement, the Amendment, the Other Notes or the validity of the Common Stock. Neither the Company nor Decora is in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel.

         13. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, $.01 par value per share, of which 1,000 shares are issued and outstanding. Such shares have been duly authorized and all outstanding shares have been validly issued and are fully paid and nonassessable and free of preemptive rights. Decora owns all of the issued and outstanding stock of the Company, and all such shares are validly issued, fully paid and nonassessable.

         14. The authorized capital stock of Decora consists of 45,000,000 shares of Decora Common Stock, $.01 par value per share, of which 34,429,390 shares are issued and outstanding. All such outstanding shares have been validly issued and are fully paid, nonassessable shares, free of preemptive rights. No shares of Decora Common Stock are held on the date hereof in the treasury of Decora. The issuance and sale of all such shares have been in full compliance with all applicable federal and state securities laws. Except for the Warrants, there are no subscriptions, options, warrants or calls relating to the issuance by Decora of any shares of its capital stock, including any right of conversion or exchange under any outstanding security or other instrument. There are no voting trusts or other agreements or understandings with respect to the voting of the capital stock of Decora. The Decora Common Stock is vested with all the voting rights in Decora. Decora is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock

         15. Neither the Company nor Decora is an "investment company" or an "affiliated person" of an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended. Neither the Company nor Decora is an "investment adviser" or an "affiliated person" of an

                                     2-B-3

"investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

         Such special counsel shall, in addition, opine as to such other mattes as the Holders may reasonably request.



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                                                                       EXHIBIT A


                          [FORM OF EXCHANGE AGREEMENT]





                                       A-1